UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2011 (September 21, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

High Yield Note Offering

On September 21, 2011, Avis Budget Group, Inc. (the “Company”) entered into an agreement for the sale by its wholly-owned subsidiary, AE Escrow Corporation (“AE Escrow”), of $250 million aggregate principal amount of 9.75% senior notes due 2020 at an issue price of 100% (the “Notes”). Subject to customary closing conditions, the sale of the Notes is expected to close on or about October 3, 2011.

AE Escrow will deposit the gross proceeds of the offering into a segregated escrow account until the date that certain conditions, including the completion of the Company’s previously announced acquisition of Avis Europe plc (the “Avis Europe Acquisition”), the merger of AE Escrow with and into the Company’s wholly-owned subsidiary, Avis Budget Car Rental, LLC (“ABCR”), the assumption by ABCR and Avis Budget Finance, Inc. of all the obligations of AE Escrow under the Notes and the guarantee of the Notes by the Company and certain of its domestic subsidiaries, are satisfied.  If such conditions are not satisfied on or prior to December 13, 2011 or on such earlier date that the escrow agent is notified that the agreement governing the Avis Europe Acquisition has terminated or that such conditions cannot be satisfied, the Notes will be subject to a special mandatory redemption in full. The special mandatory redemption price for the Notes is 100% of the gross proceeds of the Notes, plus accrued and unpaid interest on the Notes, from the issue date to the date of redemption.

The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be senior unsecured obligations of AE Escrow until the assumption by ABCR and Avis Budget Finance, Inc., at which time they will become the senior unsecured obligation of ABCR and Avis Budget Finance, Inc. and will be guaranteed on a senior basis by the Company and certain of its domestic subsidiaries.

The purchase agreement contains customary representations, warranties and agreements by the Company. In addition, the Company has agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company has agreed with the initial purchasers not to offer or sell any debt securities issued or guaranteed by the Company for a period of 90 days after the date of the purchase agreement without the prior written consent of certain of the initial purchasers.

The offering of the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the guarantees may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the purchase agreement, a copy of which is filed as Exhibit 10.1 hereto, which is incorporated herein by reference.  A copy of the press release announcing the pricing of the Notes is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Term Loan

On September 22, 2011, Avis Budget Holdings, LLC and ABCR entered into an Incremental Tranche B Term Facility Agreement, dated as of September 22, 2011, with JPMorgan Chase Bank, N.A. (“JPMorgan”) as administrative agent and certain other agents, incremental lenders and other parties thereto (the “Incremental Agreement”) to amend its secured Amended and Restated Credit Agreement dated as of May 3, 2011, with JPMorgan as administrative agent and the other lenders and parties thereto (as amended through the date hereof, the “Credit Agreement”).  Pursuant to the Incremental Agreement, the Credit Agreement was amended to make available to ABCR a $420 million tranche B incremental term loan (the “Term Loan B”) which matures on September 22, 2018.  The Term Loan B will bear interest at an interest rate of, at ABCR’s option, either a Eurocurrency rate, which shall not be less than 1.25%, plus a margin of 5.0% per annum or an alternate base rate, which shall not be less than 2.25%, plus a margin of 4.0% per annum.  ABCR has agreed to pay to the tranche B term lenders an amount equal to 2.0% each such lender’s commitments under the tranche B term facility, which fee may be structured as an original issue discount.  The Incremental Agreement includes, as Exhibit A, the amended Credit Agreement.

ABCR will deposit the gross proceeds of the Term Loan B into an escrow account until the date that certain conditions, including the completion of the Avis Europe Acquisition, have been satisfied.  If such conditions have not been satisfied on or prior to December 13, 2011, then the Term Loan B proceeds held in escrow, minus any original issue discount or similar discounts paid in respect thereof, will be repaid, together with all accrued interest thereon.

The foregoing description of the Incremental Agreement does not purport to be complete and is qualified in its entirety by the full text of the Incremental Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Senior Interim Loan Agreement

On September 22, 2011, the Company’s Avis Budget Holdings, LLC and ABCR subsidiaries entered into a Senior Interim Loan Agreement, dated as of September 22, 2011, with the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley Senior Funding, Inc. and Citibank N.A., as Co-Syndication Agents, and Credit Agricole Corporate and Investment Bank, The Bank of Nova Scotia and The Royal Bank of Scotland plc as Co-Documentation Agents (the “Interim Loan Agreement”).  The Interim Loan Agreement provides for a commitment by the lenders party thereto, in an aggregate amount not to exceed $580 million, to make senior interim loans upon satisfaction of certain conditions, including completion of the Avis Europe Acquisition.  The proceeds of the loans under the Interim Loan Agreement, if any, will be used to pay a portion of the consideration of the Avis Europe Acquisition and related transaction expenses or to refinance certain existing debt of Avis Europe.  The Interim Loan Agreement replaces the Company’s Senior Secured Interim Loan Agreement and the Senior Unsecured Loan Agreement entered into by the Company’s subsidiary, AE Consolidation Limited, which were both executed in June 2011 as more fully described below, and which have been terminated.

Any loans that are funded and outstanding under the Interim Loan Agreement will bear interest at an interest rate of, at ABCR’s option, either a Eurocurrency rate, which shall not be less than 1.5%, plus a margin of 7.50% per annum or an alternate base rate, which shall not be less than 2.5%, plus a margin of 6.50% per annum, subject to increase by 0.50% per annum at the end of each consecutive three-month period ending after the date of funding of the interim loans (the “Interim Loan Funding Date”) through the one-year anniversary of the Interim Loan Funding Date (the “Interim Loan Maturity Date”), subject to a cap.  If ABCR does not repay the lenders under the Interim Loan Agreement on or before the Interim Loan Maturity Date, loans under the Interim Loan Agreement will convert automatically into term loans on such date so long as no bankruptcy event of default exists, with a maturity date on the seventh anniversary of the Interim Loan Maturity Date.  Such lenders may choose to exchange the term loans for senior notes bearing interest and maturing at an agreed upon rate and date.  Such senior notes will be governed by an indenture similar to and consistent with the existing Indenture entered into by ABCR and Avis Budget Finance, Inc. dated October 15, 2010, in connection with the Company’s 8.25% Senior Notes due 2019, with changes appropriate to reflect the transactions and operations, size and practices of Avis Europe (the “Senior Note Indenture”).

The Company does not expect to borrow under the Interim Loan Agreement as the Company anticipates that the proceeds of the Notes and the Term Loan B, together with cash on hand and other financing sources, will substantially satisfy its financing needs for the Avis Europe Acquisition.

Any interim loans under the Interim Loan Agreement will be guaranteed by Avis Budget Holdings, LLC and certain subsidiaries of ABCR pursuant to a guarantee agreement.

The Interim Loan Agreement contains certain usual and customary representations and warranties, and affirmative and negative covenants, including, limitations on liens, additional indebtedness, investments, payment of dividends, mergers, sale of assets and restricted payments and other customary limitations.  The Interim Loan Agreement contains usual and customary events of default, including non-payment of principal, interest, fees and other amounts, material breach of a representation or warranty, non-performance of covenants and obligations, default on other material debt, bankruptcy or insolvency, material judgments, actual or asserted impairment of any guarantee, and occurrence of a change in control.  After the Interim Loan Maturity Date, the indentures to be executed in connection with the senior notes (if issued) will contain customary affirmative and negative covenants and events of default that are similar and consistent with those in the Senior Note Indenture.

The foregoing description of the Interim Loan Agreement does not purport to be complete and is qualified in its entirety by the full text of the Interim Loan Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Australian Securitization Facility

On September 22, 2011, the Company’s AB Funding Pty Ltd (“AB Funding”), WTH Pty Ltd (“WTH”) and Budget Rent A Car Australia Pty Ltd (“BRAC”) subsidiaries entered into an Umbrella Amending and Accession Deed No. 2, among AB Funding, WTH, BRAC, BNY Trust (Australia) Registry Limited (as Security Trustee), and certain subscribers thereunder (the “Amendment”), to amend and restate certain agreements governing AB Funding’s existing securitization funding program (the “Securitization Program Agreements”).  AB Funding is the Company’s principal vehicle securitization borrower in Australia.  The Amendment allows AB Funding to issue an additional A$125 million of asset-backed Variable Funding Certificates (the “VFCs”).  Under the terms of the Securitization Program Agreements, AB Funding can issue up to an aggregate amount of A$375 million of VFCs, with a final maturity date of August 24, 2014.  The VFCs generally bear interest at 225 basis points above the average bank bill swap bid rate, subject to certain exceptions.  The VFCs are secured primarily by vehicles owned by AB Funding.

The Securitization Program Agreements contain representations, warranties and covenants including restrictive covenants on transfers of assets, mergers and the incurrence of debt by AB Funding, WTH and BRAC, subject to certain exceptions. Certain non-monetary performance obligations of AB Funding and WTH under the Securitization Program Agreements to which each of AB Funding and WTH is a party are guaranteed pursuant to a guarantee provided by ABCR.  In addition, each of AB Funding, WTH and BRAC have pledged all or substantially all of their assets in favor of the Security Trustee for the benefit of the holders of the VFCs and certain other creditors under the securitization.  The Securitization Program Agreements also contain certain customary trigger or amortization events, including the occurrence of an event of default under the non-financial guarantee provided by ABCR.

The foregoing description of the Amendment and the Securitization Program Agreements does not purport to be complete and is qualified in its entirety by the full text of the Amendment and exhibits thereto, a copy of which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current plans, estimates and expectations, and include statements about the Avis Europe Acquisition, the financing for the acquisition, and the terms thereof. There is no assurance that the transaction between the Company and Avis Europe will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate the transaction between the Company and Avis Europe and the ability and timing to obtain required regulatory approvals, the Company’s ability to realize the synergies contemplated by the transaction, the Company’s ability to promptly and effectively integrate the businesses of Avis Europe and the ability to complete and the timing and terms of any financing required to consummate the transaction. In addition, investors should take into consideration those risks and uncertainties discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report for the quarterly period ended June 30, 2011, including under headings such as “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other factors discussed in the Company’s filings and furnishings with the SEC. Except for its ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update its forward-looking statements to reflect events or circumstances after the date of this Form 8-K.

Item 1.02	Termination of Material Definitive Agreement.

On September 22, 2011, (a) the Company terminated its Senior Secured Interim Loan Agreement, dated as of June 13, 2011, with the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers and Joint Book-Runners and (b) the Company’s subsidiary, AE Consolidation Limited, terminated its Senior Unsecured Interim Loan Agreement, dated as of June 13, 2011, with the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley Senior Funding, Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers and Joint Book-Runners.  The Senior Secured Interim Loan Agreement and the Senior Unsecured Interim Loan Agreement had provided for commitments by the lenders party thereto to make loans in an aggregate amount not to exceed $400 million and €694 million, respectively, upon satisfaction of certain conditions, including closing of the Avis Europe Acquisition.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Purchase Agreement, by and among AE Escrow Corporation, Avis Budget Group, Inc. and Morgan Stanley & Co. LLC for itself and on behalf of the several initial purchasers, dated September 21, 2011.
10.2

Incremental Tranche B Term Facility Agreement, dated as of September 22, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as closing agent and co-syndication agent, Citibank, N.A. as co-syndication agent, Credit Agricole Corporate & Investment Bank New York Branch, The Bank of Nova Scotia and The Royal Bank of Scotland plc, as co-documentation agents, and Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., The Bank of Nova Scotia and RBS Securities Inc. as joint lead arrangers and bookrunners.

10.3

Senior Interim Loan Agreement, dated as of September 22, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, as borrower, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley Senior Funding, Inc. and Citibank N.A., as Co-Syndication Agents, and Credit Agricole Corporate and Investment Bank, The Bank of Nova Scotia and The Royal Bank of Scotland plc as Co-Documentation Agents.

10.4

Umbrella Amending and Rescission Deed, dated September 22, 2011, among AB Funding Pty Ltd., WTH Pty Ltd., Budget Rent A Car Australia Pty Ltd., BNY Trust (Australia) Registry Limited, as Security Trustee, Westpac Banking Corporation, Commonwealth Bank of Australia and Bank of America, N.A. (Australia Branch).

99.1	Press Release dated September 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Michael K. Tucker
Name:	Michael K. Tucker
Title:	Executive Vice President and General Counsel

Date: September 27, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated September 27, 2011 (September 21, 2011)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, by and among AE Escrow Corporation, Avis Budget Group, Inc. and Morgan Stanley & Co. LLC for itself and on behalf of the several initial purchasers, dated September 21, 2011.
10.2

Incremental Tranche B Term Facility Agreement, dated as of September 22, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, JPMorgan Chase Bank, N.A., as administrative agent, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc. as closing agent and co-syndication agent, Citibank, N.A. as co-syndication agent, Credit Agricole Corporate & Investment Bank New York Branch, The Bank of Nova Scotia and The Royal Bank of Scotland plc, as co-documentation agents, and Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., The Bank of Nova Scotia and RBS Securities Inc. as joint lead arrangers and bookrunners.

10.3

Senior Interim Loan Agreement, dated as of September 22, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, as borrower, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley Senior Funding, Inc. and Citibank N.A., as Co-Syndication Agents, and Credit Agricole Corporate and Investment Bank, The Bank of Nova Scotia and The Royal Bank of Scotland plc as Co-Documentation Agents.

10.4

Umbrella Amending and Rescission Deed, dated September 22, 2011, among AB Funding Pty Ltd., WTH Pty Ltd., Budget Rent A Car Australia Pty Ltd., BNY Trust (Australia) Registry Limited, as Security Trustee, Westpac Banking Corporation, Commonwealth Bank of Australia and Bank of America, N.A. (Australia Branch).

99.1	Press Release dated September 21, 2011.